INSTRUMENT OF APPOINTMENT AND ACCEPTANCE
OF U.S. BANK NATIONAL ASSOCIATION AS SUCCESSOR TRUSTEE AND IN
RELATED ANCILLARY TRUST ROLES
This Instrument of Appointment and Acceptance of Successor Trustee (this
"Agreement"), dated as of December 16, 2011, is by and among U.S. BANK NATIONAL
ASSOCIATION, a national banking association ("U.S. Bank"), as successor trustee (the
"Successor Trustee") for each transaction listed in Schedule 1 (each a "Transaction"), BANK
OF AMERICA, N.A., a national banking association, as successor by merger to LaSalle Bank
National Association, a national banking association ("Bank of America"), not in its individual capacity, but solely as predecessor trustee (the "Predecessor Trustee") for each Transaction, and the undersigned party having the authority to appoint the successor trustee (the "Appointing
Party"), with the consent of the parties identified on Schedule 1 (each a "Consenting Party"), pursuant to the provisions of the related trust agreement (each a "Trust Agreement") for each
Transaction.
1. Appointment and Acceptance. In connection with the resignation of Bank of
America as trustee (the "Trustee") under the Trust Agreement, the Appointing Party hereby appoints, and each Consenting Party hereby consents to, U.S. Bank as Successor Trustee for each
Transaction, and U.S. Bank hereby acknowledges and accepts such appointment, pursuant to the provisions of the Trust Agreement, in each case as of the later of (i) the date this Agreement is executed by the Appointing Party and (ii) the date on which the written consent of each
Consenting Party shall have been obtained (the "Effective Date"). The parties hereto agree that on the Effective Date, U.S. Bank, as Successor Trustee for each Transaction, shall become fully vested with all the rights, powers, duties and obligations of, and the Successor Trustee hereby assumes all of the duties and obligations of, the Trustee under each Trust Agreement, with like effect as if originally named Trustee therein.
In addition, in connection with the resignation of Bank of America from its duties and obligations as expense administrator, securities administrator, securities intermediary, supplemental interest trust trustee, paying agent, authenticating agent, registrar and other similar trust administration capacities, as applicable (the "Ancillary Trust Roles") for each Transaction,
U.S. Bank is hereby appointed as successor to the Ancillary Trust Roles, and U.S. Bank acknowledges and accepts such appointment, in each case as of the related Effective Date, and hereby assumes all of the duties and obligations of the Ancillary Trust Roles.
2.
Representations, Warranties and Covenants of the Successor Trustee. The
Successor Trustee hereby represents, warrants and covenants as of the date hereof and the related
Effective Date as follows:
(a)
It is a national banking association duly and validly organized and existing pursuant to the laws of the United States of America.
(b) It will perform and fulfill on and after the date hereof, each covenant, agreement, condition, obligation and responsibility of the Trustee and in the Ancillary

Trust Roles under the provisions of the related Trust Agreement and all other documents, agreements and instruments relating to each Transaction (as to each Transaction, collectively, the "Transaction Documents").
(c) This Agreement has been duly authorized, executed and delivered on behalf of the Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).
3. Representations, Warranties and Covenants of the Predecessor Trustee. The
Predecessor Trustee hereby represents, warrants and covenants as of the date hereof and the related Effective Date that this Agreement has been duly authorized, executed and delivered on behalf of the Predecessor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors'
rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).
4.
Notices and Deliverables. The Predecessor Trustee covenants to provide, or cause to be provided, all requisite notices and copies of this Agreement under each Trust
Agreement (including notices and copies of this Agreement required to be provided by the
Appointing Party) related to the resignation of the Predecessor Trustee and the Ancillary Trust
Roles and the appointment of the Successor Trustee and for the Ancillary Trust Roles to each party to whom the related Trust Agreement requires notice regarding the resignation to be given and at the addresses for notices set forth in such Trust Agreement. The Successor Trustee hereby agrees to provide notice, including any notice required to be provided by an Appointing Party, of its appointment as Successor Trustee and to the Ancillary Trust Roles to each party to whom each Trust Agreement requires notice regarding such appointment to be given.
5.
Liabilities and Responsibilities. The Predecessor Trustee shall retain continued
responsibility and liability for its actions and omissions as Trustee and in any Ancillary Trust
Roles pursuant to the terms of the related Transaction Documents prior to the related Effective
Date. The Successor Trustee shall be responsible and liable for its actions and omissions as
Successor Trustee and in any Ancillary Trust Roles under the related Transaction Documents, on or after the related Effective Date and the parties hereto acknowledge and agree that the
Predecessor Trustee shall be released from any obligations or liabilities relating to such actions or omissions arising on or after such Effective Date. Nothing in this Section 5 shall override any agreements or provisions set forth in the agreements between the Successor Trustee and
Predecessor Trustee in connection with the acquisition by the Successor Trustee of the securitization trust administration business of the Predecessor Trustee, including (without limitation) agreements with respect to reporting obligations, if any, pursuant to Regulation AB promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933.

6.
Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE
OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN
THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF
THE PARTIES HERETO AND THE RELATED SECURITY HOLDERS FOR EACH
TRANSACTION SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS
WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER
THAN THE PROVISIONS OF Sections 5-1401 AND 5-1402 OF THE NEW YORK
GENERAL OBLIGATIONS LAW, WHICH SHALL BE APPLICABLE HERETO).
7. Effect on Trust Agreements. In no event shall this Agreement be construed as a modification, waiver or amendment of the terms of the related Trust Agreement by any party thereto or by the securityholders for any Transaction.
8. Corporate Trust Office. References to the address of the Trustee or to the
Corporate Trust Office (as defined in the Trust Agreement) shall be deemed to refer to the corporate trust office of the Successor Trustee which is presently located at 190 South LaSalle
Street, MK-IL-SL7C, Chicago, IL 60603, Attention: U.S. Bank Structured Finance.
9. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. Delivery by a party hereto of an executed counterpart of this Agreement by facsimile or similar electronic means shall be deemed effective as delivery of the original executed counterpart by such party for purposes of execution hereof.
[signatures appear on following page(s)]

[signature page to Instrument of Appointment, dated as of December 16, 2011, regarding
TILES
SM
U.S. BANK NATIONAL ASSOCIATION, a
national banking association, as Successor Trustee
and in the Ancillary Trust Roles

By: /s/ Edwin Janis
Name: Edwin Janis
Title: Vice President

BANK OF AMERICA, N.A., a national banking
association, as successor by merger to LaSalle Bank
National Association, a national banking
association, not in its individual capacity, but solely
as Predecessor Trustee

By: /s/ Michael Rustemeyer
Name: Michael Rustemeyer
Title: Vice President

Date: 12/16/2011
MS STRUCTURED ASSET CORP.,
as Appointing Party

By: /s/ Joshua Schanzer
Name: Joshua Schanzer
Title: Vice President

Schedule 1-1
Schedule 1
Transaction Information

Transactions:
TILES
SM
Series 2005-1
TILES
SM
Series 2006-1

Appointing Party:
MS Structured Asset Corp., Depositor

Consenting Party:
Morgan Stanley Capital Services LLC (Swap Counterparty, 2005-
1)
Morgan Stanley (Guarantor, 2005-1)
Morgan Stanley (Swap Counterparty, 2006-1)

Executed documents should be returned to:
Bank of America, N.A.
540 W. Madison Street
IL4-540-18-40
Chicago, Illinois 60661
Attn: Alison Kessler Roberts
gss_succession@bankofamerica.com

ACKNOWLEDGEMENT AND CONSENT

The foregoing Instrument of Appointment and Acceptance of U.S. Bank National Association as
Successor Trustee, dated as of December 16, 2011 is hereby acknowledged and the undersigned
Consenting Party hereby consents to the appointments of U.S. Bank as Successor Trustee for the
Transactions.

MORGAN STANLEY CAPITAL SERVICES INC.,
Swap Counterparty
By: /s/ Joshua Schanzer
Name: Joshua Schanzer
Title: Vice President
Date: 12/16/2011

MORGAN STANLEY,
Guarantor and Swap Counterparty
By: /s/ Daniel B. Park
Name: Daniel B. Park
Title: Assistant Treasurer
Date: 12/16/2011

Executed documents should be returned to:
Bank of America Merrill Lynch
CO9-200-01-00
200 Josephine Street, Suite 100
Denver, CO 80206
Attn: Michael Rustemeyer
Michael.Rustemeyer@bankofamerica.com